Exhibit 99.1

Ideanomics in Transformative Deal, to Acquire VIA Motors Valued at Up to $630MM

•	VIA designs and plans to manufacture commercial electric vehicles for the global fleet market, which is experiencing significant growth in its transformation to electric propulsion
•	The addition of VIA Motors rounds out a full service offering for commercial fleet operators
•	Highly complementary products extend Ideanomics’ market reach and promote collaborative development and marketing opportunities
•	Base transaction price of $450MM with up to potential $180MM earnout component tied to future vehicle deliveries and customers

NEW YORK, NY and Orem, UT - August 30, 2021 -- PRNewswire -- Ideanomics (NASDAQ: IDEX) ("Ideanomics" or the "Company"), a global company focused on driving the adoption of commercial electric vehicles and associated energy consumption, today announced it has entered into an agreement to acquire VIA Motors International, Inc. (“VIA”) in an all-stock transaction for a 100-percent ownership stake, subject to customary closing conditions, including Ideanomics’ shareholder approval.

VIA Motors, headquartered in Orem, Utah, will manufacture electric commercial vehicles including Class 2 through Class 5 cargo vans, trucks, and buses. The company has deep experience in the vehicle electrification market and continues to develop business relationships with commercial fleets and distributors in the United States, Canada, and Mexico. VIA Motors is also working with an autonomous technology company to provide electrification of autonomous trucks for short-haul and mid-mile delivery.

VIA utilizes a scalable and flexible electric skateboard platform for Class 2, 3, 4 and 5 vans and trucks, along with a modular body approach that enables a capital-light single design for its platforms, drive systems and vehicle models. VIA’s intellectual property portfolio extends to proprietary software and control systems featuring embedded diagnostics and telematics to significantly improve fleet operating costs, uptime, and routing for superior life cycle economics.

“This is a transformative deal for Ideanomics,” said Shane McMahon, Executive Chairman of Ideanomics. “As we continue to grow into a leader in the commercial EV space VIA Motors adds valuable brand cachet and an exceptional manufacturing discipline to our portfolio. Bob’s proven executive leadership has helped establish VIA as a market disruptor and we are excited to welcome him and his team to the Ideanomics family.”

“This acquisition is aligned with our long-term strategy and provides us an immediate leadership position in a rapidly growing market and yet another path to accelerate EV adoption and Ideanomics’ market share. said Ideanomics Chief Executive Officer Alf Poor. “It also provides Ideanomics a full OEM manufacturing capability which are synergistic to our other operating businesses.”

“VIA Motors is changing last and mid-mile delivery with innovative electric commercial vehicles that fleets can afford,” said Bob Purcell, CEO of VIA Motors. “Combining VIA with Ideanomics facilitates significant synergies, while Ideanomics’ financial and personnel resources provide the backing we need to pursue an array of exciting growth prospects we have identified. All of us at VIA Motors are delighted to join the team to usher in the new era of electric commercial vehicles and further the long-term growth strategy at Ideanomics.”

Transaction Details

The agreement values VIA at $450 million. Under the terms of the agreement, after the application of certain purchase price adjustments, VIA shareholders will receive approximately 162 million shares of Ideanomics common stock based on the 30-day VWAP of Ideanomics’ common stock of $2.34 as of August 27, 2021. VIA shareholders are expected to own approximately 25% of the combined company, excluding the potential earnout payment. Ideanomics is separately advancing $50 million of financing to VIA in the form of a secured convertible note issued by VIA to fund its growth, which will be subject to the purchase price adjustment described above.

VIA shareholders are eligible for potential earnout consideration of up to $180 million. The earnout is contingent upon pre-established vehicle delivery volume thresholds through 2026. Earnout consideration will be paid in Ideanomics stock.

The transaction is subject to regulatory approval, Ideanomics shareholder approval, and other customary closing conditions and is expected to close immediately following the Ideanomics shareholders’ meeting. The agreement has unanimous support from the Ideanomics Board of Directors. Following the closing of the transaction, VIA Motors will operate as a distinct business unit reporting to Alf Poor, Ideanomics CEO and the Ideanomics Board of Directors.

Advisors

Morgan Stanley & Co. LLC acted as exclusive financial advisor to Ideanomics, with Venable LLP acting as Ideanomics’ legal advisor, Han Santos LLP acting as intellectual property counsel, UHY Advisors acting as accounting and taxation advisor, and BJ Arnold acting as business consultant. Blue Sea Advisors acted as industry consultants to VIA, with Evercore acting as financial advisor, and White and Case, LLP as legal advisors.

Conference Call Details

Ideanomics will host a conference call at 8:30am ET on Monday, August 30, 2021 to discuss the transaction. A live audio webcast and supplemental presentation will be available online at https://78449.themediaframe.com/dataconf/productusers/ssc/mediaframe/46459/indexl.html. The conference call can also be accessed by dialing +1 877-407-3107. A replay will be available VIA webcast on-demand listening shortly after completion of the call, at the same web link, and will remain available for 30 days.

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. Our Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility and Ideanomics Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

VIA Motors International, Inc., is a leading electric commercial vehicle company with proven advanced electric drive technology, delivering sustainable mobility solutions for a more livable world. VIA designs, manufactures and markets electric commercial vehicles, with superior life-cycle economics, for use across a broad cross-section of the global fleet customer base. VIA’s vehicles are optimized for each fleet’s needs, with intelligent software packages and fleet monitoring systems that are designed to reduce cost and improve operating efficiencies. VIA is a systems-driven company and strives to optimize the total fleet experience including energy, maintenance, uptime, route mapping and more, with reduced development time, improved quality, driving comfort, energy efficiency and connectivity. https://www.viamotors.com

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Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our proposed acquisition of VIA, statements about the expected benefits of the transaction, our business strategy and planned product offerings, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to consummate the proposed transaction on a timely basis or at all; our ability to successfully integrate VIA’s operations and personnel; our ability to implement our plan, forecasts and other expectations with respect to VIA’s business after the completion of the transaction and realize expected synergies; our need to raise substantial capital in order to support the combined company’s business plan; the satisfaction of the conditions precedent to consummation of the proposed transaction; our ability to secure regulatory approvals on the terms expected in a timely manner or at all; our ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; any negative effects of the announcement or the consummation of the proposed transaction on the market price of our common stock or on our operating results; the impact of significant transaction costs and unknown liabilities on our operating results; the risk of litigation and/or regulatory actions related to the proposed transaction; the exertion of management’s time and our resources, and other expenses incurred in connection with the transaction; the effect of the announcement or pendency of the transaction on the Company’s and VIA’s business relationships, operating results, and business generally; The transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations. These risks, as well as other risks related to the proposed transaction, will be described in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our periodic reports and other filings with the SEC, including the risk factors identified in our most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K; and other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a prospectus and proxy statement of the Company. The Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company and VIA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about the Company, VIA and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at Ideanomics.com or by contacting the Company’s Investor Relations department at IR@Ideanomics.com.

Participants in the Solicitation

The Company, VIA and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 31, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or VIA using the sources indicated above and below.

Investor Relations and Media Contacts:

Ideanomics, Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116, New York, NY 10018

ir@ideanomics.com

Susan Donahue

Skyya PR

susan.donahue@skyya.com

651-283-8700 – mobile

646-454-9378 – office

Jeremy Ertl

Skyya PR

jeremy@skyya.com